Exhibit 99.2
                       Tanger Factory Outlet Centers, Inc.
                Supplemental Operating and Financial Data for the
                              Quarter Ended 3/31/05






                       Tanger Factory Outlet Centers, Inc.


                    Supplemental Operating and Financial Data

                                 March 31, 2005

                                     Notice





For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made only by means of a prospectus.

                                Table of Contents


Section

Portfolio Data:

  Geographic Diversification.............................................4
  Property Summary ......................................................5
  Portfolio Occupancy at the End of Each Period..........................6
  Major Tenants .........................................................7
  Lease Expirations as of March 31, 2005.................................8
  Leasing Activity.......................................................9

Financial Data:

  Consolidated Balance Sheets............................................10
  Consolidated Statements of Operations..................................11
  FFO and FAD Analysis...................................................12
  Per Weighted Average Gross Leasable Area (GLA) Analysis................13
  Unconsolidated Joint Venture Information...............................14
  Debt Outstanding Summary...............................................15
  Future Scheduled Principal Payments....................................16


Investor Information.....................................................17

Geographic Diversification

                                         As of March 31,2005
       State                  # of Centers         GLA          % of GLA
--------------------------- ---------------- -------------- ----------------
South Carolina (1) (2)             3             1,222,474        14%
Georgia                            3               775,760         9%
New York                           1               729,378         9%
Texas                              2               620,000         7%
Alabama (2)                        2               615,089         7%
Delaware (2)                       1               568,873         7%
Tennessee                          2               513,732         6%
Michigan                           2               437,051         5%
Utah (2)                           1               300,602         4%
Connecticut (2)                    1               291,051         3%
Missouri                           1               277,883         3%
Iowa                               1               277,230         3%
Oregon (2)                         1               270,280         3%
Illinois (2)                       1               256,514         3%
Pennsylvania                       1               255,152         3%
Louisiana                          1               245,199         3%
New Hampshire (2)                  1               227,998         3%
Florida                            1               198,924         2%
North Carolina                     2               187,510         2%
Minnesota                          1               134,480         2%
California                         1               108,950         1%
Maine                              2                84,313         1%
--------------------------- ---------------- -------------- ----------------
Total                             32             8,598,443       100%
--------------------------- ---------------- -------------- ----------------


(1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement.
(2) Includes nine centers from the Charter Oak portfolio acquired on December 19, 2003 of which Tanger owns a one-third interest through a joint venture arrangement.

Property Summary - Occupancy at End of Each Period Shown

                                                   %                %               %              %              %
                                  Total GLA     Occupied         Occupied        Occupied       Occupied       Occupied
Location                          03/31/05      03/31/05         12/31/04        09/30/04       06/30/04       03/31/04
----------------------------- --------------- -------------- -------------- --------------- -------------- --------------
Riverhead, NY                        729,378            99%            99%             99%            99%            99%
Rehoboth, DE (2)                     568,873            99%            99%             99%            99%            99%
Foley, AL (2)                        535,514            95%            99%             99%            99%            97%
San Marcos, TX                       442,510            98%           100%             97%            96%            92%
Myrtle Beach, SC (2)                 427,388            92%            92%             96%            97%            96%
Sevierville, TN                      419,038            99%           100%            100%           100%           100%
Myrtle Beach, SC (1)                 401,992            97%            99%            100%           100%           100%
Hilton Head, SC (2)                  393,094            89%            92%             91%            89%            88%
Commerce II, GA                      342,556            96%            99%             98%            97%            92%
Howell, MI                           324,631            96%           100%            100%           100%           100%
Park City, UT (2)                    300,602            98%            97%             97%            97%            95%
Westbrook, CT (2)                    291,051            92%            93%             93%            90%            89%
Branson, MO                          277,883           100%           100%            100%           100%            97%
Williamsburg, IA                     277,230            96%           100%             97%            96%            96%
Lincoln City, OR (2)                 270,280            91%            96%             95%            93%            93%
Tuscola, IL (2)                      256,514            75%            78%             76%            77%            78%
Lancaster, PA                        255,152            99%           100%             99%            96%            95%
Locust Grove, GA                     247,454            97%           100%             98%            99%            98%
Gonzales, LA                         245,199           100%           100%             97%            93%            93%
Tilton, NH (2)                       227,998            91%            99%             98%            98%            96%
Fort Myers, FL                       198,924            92%            91%             87%            82%            86%
Commerce I, GA                       185,750            76%            82%             68%            68%            69%
Terrell, TX                          177,490           100%           100%             97%            97%            96%
North Branch, MN                     134,480            98%           100%            100%            99%           100%
West Branch, MI                      112,420            98%            98%            100%           100%           100%
Barstow, CA                          108,950           100%           100%            100%            95%            88%
Blowing Rock, NC                     105,332           100%           100%            100%           100%            93%
Pigeon Forge, TN                      94,694            93%            96%             96%            93%            88%
Nags Head, NC                         82,178           100%           100%            100%           100%           100%
Boaz, AL                              79,575            95%            95%             95%            97%            97%
Kittery I, ME                         59,694           100%           100%            100%           100%           100%
Kittery II, ME                        24,619           100%           100%            100%           100%           100%
Seymour, IN                              n/a            n/a            89%             85%            82%            80%
Dalton, GA                               n/a            n/a            n/a             n/a            79%            79%
LL Bean, NH                              n/a            n/a            n/a             n/a            n/a           100%
Clover, NH                               n/a            n/a            n/a             n/a            n/a           100%
----------------------------- --------------- -------------- -------------- --------------- -------------- --------------
Total                              8,598,443            95%            97%             96%            95%            94%
----------------------------- --------------- -------------- -------------- --------------- -------------- --------------

(1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement.
(2) Includes nine centers from the Charter Oak portfolio acquired on December 19, 2003 of which Tanger owns a one-third interest through a joint venture arrangement.

Portfolio Occupancy at the End of Each Period (1)



03/05  12/04   09/04   06/04   03/04   12/03   09/03   06/03   03/03
 95%    97%     96%     95%     94%     96%     95%     96%     95%



(1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement and the nine centers in the Charter Oak portfolio of which Tanger owns a one-third interest through a joint venture arrangement.

Major Tenants (1)

                  Ten Largest Tenants As of March 31, 2005 (1)
                                         # of                      % of
         Tenant                         Stores         GLA       Total GLA
----------------------------------- ----------- -------------- -----------
The Gap, Inc.                               57        576,410        6.7%
Phillips-Van Heusen                         95        457,877        5.3%
Liz Claiborne                               43        354,629        4.1%
VF Factory Outlet                           35        297,064        3.5%
Reebok International                        30        231,752        2.7%
Dress Barn, Inc.                            30        220,119        2.6%
Retail Brand Alliance, Inc.                 35        209,985        2.4%
Polo Ralph Lauren                           23        187,569        2.2%
Jones Retail Corporation                    67        189,877        2.2%
Brown Group Retail, Inc.                    37        168,680        2.0%
----------------------------------- ----------- -------------- -----------
Total of All Listed Above                  452      2,893,962       33.7%
----------------------------------- ----------- -------------- -----------

(1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement and the nine centers in the Charter Oak portfolio of which Tanger owns a one-third interest through a joint venture arrangement.

Lease Expirations as of March 31, 2005



                   Percentage of Total Gross Leasable Area (1)

2005   2006    2007    2008    2009    2010   2011   2012    2013   2014   2015+
13.00% 21.00%  19.00%  15.00%  15.00%  8.00%  3.00%  3.00%   1.00%  1.00%  1.00%



                  Percentage of Total Annualized Base Rent (1)

2005   2006    2007    2008    2009    2010   2011   2012    2013   2014   2015+
12.00% 21.00%  19.00%  16.00%  15.00%  9.00%  3.00%  2.00%   1.00%  1.00%  1.00%



(1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement and the nine centers in the Charter Oak portfolio of which Tanger owns a one-third interest through a joint venture arrangement.

Leasing Activity (1)
                                                                                                                         Prior
                                                                                                          Year to       Year to
                                                   03/31/05       06/30/05     09/30/05      12/31/05       Date          Date
----------------------------------------------- ------------- ------------- ------------- ------------ ------------ -------------
Re-tenanted Space:
    Number of leases                                      42                                                    42            31
    Gross leasable area                              204,830                                               204,830       130,808
    New base rent per square foot                     $17.25                                                $17.25        $17.09
    Prior base rent per square foot                   $16.60                                                $16.60        $16.42
    Percent increase in rent per square foot            3.9%                                                  3.9%          4.1%

Renewed Space:
    Number of leases                                     169                                                   169           169
    Gross leasable area                              739,494                                               739,494       755,832
    New base rent per square foot                     $17.35                                                $17.35        $14.96
    Prior base rent per square foot                   $15.97                                                $15.97        $13.86
    Percent increase in rent per square foot            8.6%                                                  8.6%          7.9%

Total Re-tenanted and Renewed Space:
    Number of leases                                     211                                                   211           200
    Gross leasable area                              944,324                                               944,324       886,640
    New base rent per square foot                     $17.33                                                $17.33        $15.27
    Prior base rent per square foot                   $16.10                                                $16.10        $14.24
    Percent increase in rent per square foot            7.6%                                                  7.6%          7.2%

----------------------------------------------- ------------- ------------- ------------- ------------ ------------ -------------
                                                                                                                          Prior
                                                                                                          Year to        Year to
                                                   03/31/05       06/30/05     09/30/05      12/31/05       Date           Date
----------------------------------------------- ------------- ------------- ------------- ------------ ------------ -------------
Stores Opening:
    Number of stores                                      13                                                    13            23
    Gross leasable area                               50,994                                                50,994        84,162
    Base rent per square foot                         $15.05                                                $15.05        $17.26

Stores Closing:
    Number of stores                                      32                                                    32            52
    Gross leasable area                              103,163                                               103,163       170,909
    Base rent per square foot                         $18.02                                                $18.02        $16.43

Percent increase in rent per square foot             (16.5%)                                               (16.5%)          5.1%

----------------------------------------------- ------------- ------------- ------------- ------------ ------------ -------------

(1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement and the nine centers in the Charter Oak portfolio of which Tanger owns a one-third interest through a joint venture arrangement.

Consolidated Balance Sheets (dollars in thousands)

                                                       03/31/05      12/31/04        09/30/04       06/30/04        03/31/04
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
Assets
   Rental property
       Land                                            $113,355       $113,830        $113,869       $115,541       $118,933
       Buildings                                        955,931        963,563         956,109        965,394        965,948
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
   Total rental property                              1,069,286      1,077,393       1,069,978      1,080,935      1,084,881
       Accumulated depreciation                        (228,252)      (224,622)       (215,172)      (209,359)      (202,454)
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
   Total rental property - net                          841,034        852,771         854,806        871,576        882,427
   Cash                                                   6,531          4,103          27,135          8,694         10,781
   Deferred charges - net                                55,611         58,851          60,958         64,747         67,114
   Other assets                                          21,536         20,653          19,595         26,963         19,565
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
Total assets                                           $924,712       $936,378        $962,494       $971,980       $979,887
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------

Liabilities, minority interests &
shareholders'equity
  Liabilities
    Debt
       Senior, unsecured notes                         $100,000       $100,000        $147,509       $147,509       $147,509
       Mortgages payable                                305,983        308,342         310,483        366,065        368,087
       Unsecured note                                    53,500         53,500          53,500             --             --
       Lines of credit                                   33,455          26,165             --             --          4,825
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
    Total debt                                          492,938        488,007         511,492        513,574        520,421
    Construction trade payables                           9,781         11,918          10,361          6,300          5,816
    Accounts payable & accruals                          25,753         17,026          17,488         18,579         18,507
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
  Total liabilities                                     528,472        516,951         539,341        538,453        544,744
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
  Minority interests
       Consolidated joint venture                       223,895        222,673         221,400        220,225        220,337
       Operating partnership                             31,045         35,621          36,533         38,731         39,524
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
       Total minority interests                         254,940        258,294         257,933        258,956        259,861
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
  Shareholders' equity
    Common shares                                           276            274             274            274            270
    Paid in capital                                     277,857        274,340         274,286        272,322        264,952
    Distributions in excess of net income              (129,917)      (109,506)       (105,116)       (94,603)       (89,916)
    Deferred compensation                                (6,844)        (3,975)         (4,224)        (3,406)            --
    Accum. other comprehensive loss                         (72)            --              --            (16)           (24)
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
  Total shareholders' equity                            141,300        161,133         165,220        174,571        175,282
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
Total liabilities, minority interests &
shareholders' equity                                   $924,712       $936,378        $962,494       $971,980       $979,887
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------

Consolidated Statements of Operations (dollars and shares in thousands)

                                                            Three Months Ended                                        YTD
                                              03/05        12/04        09/04        06/04        03/04       03/05         03/04
--------------------------------- -------------------- ------------ ------------ ------------ ------------ ------------ ------------
Revenues
   Base rentals                             $31,861       $33,504      $32,879      $32,041      $31,460     $31,861       $31,460
   Percentage rentals                           886         2,380        1,289          958          711         886           711
   Expense reimbursements                    14,297        14,629       13,060       13,010       11,886      14,297        11,886
   Other income                                 947         1,692        1,816        2,388          850         947           850
--------------------------------- ------------------- ------------ ------------ ------------ ------------ ------------ ------------
      Total revenues                         47,991        52,205       49,044       48,397       44,907      47,991        44,907
--------------------------------- ------------------- ------------ ------------ ------------ ------------ ------------ ------------
Expenses
   Property operating                        16,240        16,664       14,953       14,719       13,423      16,240        13,423
   General & administrative                   3,044         3,063        3,346        3,254        3,157       3,044         3,157
   Depreciation & amortization               12,930        12,292       14,042       12,955       12,157      12,930        12,157
--------------------------------- -------------------- ------------ ------------ ------------ ------------ ------------ ------------
      Total expenses                         32,214        32,019       32,341       30,928       28,737      32,214        28,737
--------------------------------- -------------------- ------------ ------------ ------------ ------------ ------------ ------------
Operating income                             15,777        20,186       16,703       17,469       16,170      15,777        16,170
   Interest expense                           8,228         8,433        8,919        8,901        8,864       8,228         8,864
--------------------------------- -------------------- ------------ ------------ ------------ ------------ ------------ ------------
Income before equity in earnings
    of unconsolidated joint ventures,
    minority interests, discontinued
    operations and loss on sale of real
    estate                                    7,549       11,753        7,784        8,568        7,306        7,549        7,306
Equity in earnings of unconsolidated
    joint ventures                              191           243          359          274          166          191          166
Minority interests:
   Consolidated joint venture                (6,624)       (6,734)      (7,198)      (6,619)      (6,593)      (6,624)      (6,593)
   Operating partnership                       (202)         (958)        (175)        (408)        (160)        (202)        (160)
---------------------------------- ------------------- ------------ ------------ ------------ ------------ ------------ ------------

Income from continuing operations               914         4,304          770       1,815           719          914          719
Discontinued operations (1)                      --            --       (2,785)      1,930           293         --            293
---------------------------------- ------------------- ------------ ------------ ------------ ------------ ------------ ------------
Income before loss on sale of real
    estate                                      914         4,304      (2,015)       3,745        1,012           914       1,012
Loss on sale of real estate                  (3,843)           --          --           --           --        (3,843)         --
---------------------------------- ------------------- ------------ ------------ ------------ ------------ ------------ ------------
Net income (loss)                           $(2,929)     $  4,304    $ (2,015)     $ 3,745      $ 1,012      $ (2,929)    $ 1,012
---------------------------------- ------------------- ------------ ------------ ------------ ------------ ------------ ------------

Basic earnings per common share:
---------------------------------- ------------------- ------------ ------------ ------------ ------------ ------------ ------------
   Income from continuing operations         $  .03         $ .16       $  .03       $.07         $.03         $ .03         $.03
---------------------------------- ------------------- ------------ ------------ ------------ ------------ ------------ ------------
   Net income (loss)                         $ (.11)        $ .16       $ (.07)      $.14         $.04        $ (.11)        $.04
---------------------------------- ------------------- ------------ ------------ ------------ ------------ ------------ ------------

Diluted earnings per common share:
---------------------------------- ------------------- ------------ ------------ ------------ ------------ ------------ ------------
   Income from continuing operations         $  .03         $ .16       $  .03       $.07         $.03         $ .03         $.03
---------------------------------- ------------------- ------------ ------------ ------------ ------------ ------------ ------------
   Net income (loss)                          $(.11)        $ .16       $ (.07)      $.14         $.04         $(.11)        $.04
---------------------------------- ------------------- ------------ ------------ ------------ ------------ ------------ ------------

Weighted average common shares:
   Basic                                     27,304       27,266       27,224       27,008       26,674       27,304        26,674
   Diluted                                   27,516       27,520       27,366       27,188       26,975       27,516        26,975
---------------------------------- ------------------- ------------ ------------ ------------ ------------ ------------ ------------

(1) In accordance with SFAS No. 144 "Accounting for the Impairment or Disposal of Long Lived Assets", the results of operations for properties sold, including any gain or loss on such sales have been reported above as discontinued operations for both the current and prior periods presented.

FFO and FAD Analysis (dollars and shares in thousands)

                                                         Three Months Ended                                         YTD
                                            03/05        12/04        09/04        06/04        03/04       03/05         03/04
--------------------------------------------------- ------------ ------------ ----------- ------------- ------------- ------------
   Net income                           $  (2,929)     $  4,304     $(2,015)      $3,745       $1,012      $ (2,929)      $1,012
   Adjusted for -
      Minority interest in operating
        partnership                           202          958          175          408          160           202          160
      Minority interest adjustment
         consolidated joint venture           169         (198)         314         (329)          33           169           33
      Minority interest, depreciation
        and amortization in
        discontinued operations               --           --          (518)         662          289            --          289
      Depreciation and amortization
        uniquely significant to
        real estate - wholly owned         12,876       12,239      13,986       12,900        12,099        12,876       12,099
      Depreciation and amortization
        uniquely significant to
        real estate - joint ventures          369          379         351          304          300            369         300
      (Gain) loss on sale of real estate    3,843              --    3,544       (2,084)          --          3,843          --
--------------------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------
Funds from operations                    $ 14,530      $17,682     $15,837      $15,606      $13,893       $ 14,530     $13,893
--------------------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------
Funds from operations per share              $.43         $.53        $.47         $.47         $.42           $.43        $.42
--------------------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------
Funds available for distribution:
   Funds from operations                 $ 14,530     $17,682      $15,837      $15,606      $13,893       $14,530      $13,893
   Adjusted For -
      Corporate depreciation
          excluded above                       55          53           56           55           58            55           58
      Amortization of finance costs           355         350          383          365          367           355          367
      Amortization of share compensation      242         237          236          989           14           242           14
      Straight line rent adjustment          (112)        (90)         (81)        (134)         (84)         (112)         (84)
      Below market rent adjustment            (46)       (418)        (277)        (310)         (60)          (46)         (60)
      Market rate interest adjustment        (629)       (631)        (634)        (635)        (610)         (629)        (610)
      2nd generation tenant allowances     (4,462)     (2,839)      (1,413)      (1,595)      (1,521)       (4,462)      (1,521)
      Capital improvements                   (952)     (2,080)      (1,583)      (2,047)      (1,335)         (959)      (1,335)
--------------------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------
Funds available for distribution          $ 8,981    $12,264      $12,523      $12,294       $10,722         $8,974     $10,722
--------------------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------
Funds available for distribution
   per share                                 $.27         $.37         $.37         $.37          $.32         $.27         $.32
--------------------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------
Dividends paid per share                   $.3125       $.3125       $.3125       $.3125       $.3075        $.3125       $.3075
--------------------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------

--------------------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------
FFO payout ratio                               73%         59%          66%          66%          73%            73%         73%
--------------------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------
FAD payout ratio                              116%         84%          84%          84%          96%           116%         96%
Diluted weighted average common
   shares                                  33,583      33,587       33,432       33,254       33,042         33,583       33,042
--------------------------------------------------- ------------ ------------ ------------ ------------ ------------- ------------

Per Weighted Average Gross Leasable Area (GLA) Analysis

                                                      Three Months Ended                                         YTD
                                            03/05        12/04        09/04        06/04        03/04       03/05         03/04
---------------------------------------- ----------------------------------------------------------------- -------------------------

GLA open at end of period - (000's)
    Wholly owned                            4,925        5,066        5,066        5,240        5,302        4,925        5,302
    Partially owned consolidated (1)        3,271        3,271        3,271        3,273        3,273        3,271        3,273
    Partially owned  unconsolidated(2)        402          402          391          374          324          402          324
    Managed properties                         65          105          432          434          434           65          434
Total GLA open at end of period             8,663        8,844        9,160        9,321        9,333        8,663        9,333
Weighted average GLA (000's) (3)            8,281        8,337        8,338        8,339        8,339        8,281        8,339
End of period occupancy (1) (2)                95%          97%          96%          95%          94%          95%          94%

               PER SQUARE FOOT
Revenues
   Base rentals                             $3.85        $4.02        $3.95        $3.84        $3.77        $3.85         $3.77
   Percentage rentals                         .11          .29          .15          .11          .09          .11           .09
   Expense reimbursements                    1.73         1.75         1.56         1.56         1.43         1.73          1.43
   Other income                               .11          .20          .22          .29          .10          .11           .10
---------------------------------------- --------- ------------ ------------ ------------ ------------ ------------ -------------
      Total revenues                         5.80         6.26         5.88         5.80         5.39         5.80          5.39
---------------------------------------- --------- ------------ ------------ ------------ ------------ ------------ -------------
Expenses
   Property operating                        1.96         2.00         1.79         1.77         1.61         1.96          1.61
   General & administrative                   .37          .37          .40          .39          .38          .37           .38
   Depreciation & amortization               1.56         1.47         1.69         1.55         1.46         1.56          1.46
---------------------------------------- --------- ------------ ------------ ------------ ------------ ------------ -------------
      Total expenses                         3.89         3.84         3.88         3.71         3.45         3.89          3.45
---------------------------------------- --------- ------------ ------------ ------------ ------------ ------------ -------------
Operating income                             1.91         2.42         2.00         2.09         1.94         1.91          1.94
---------------------------------------- --------- ------------ ------------ ------------ ------------ ------------ -------------
   Interest expense                           .99         1.01         1.07         1.07         1.06          .99          1.06
---------------------------------------- --------- ------------ ------------ ------------ ------------ ------------ -------------
Income before equity in earnings of
unconsolidated joint ventures,
minority interest, discontinued
operations and loss on sale of
real estate                                  $.92        $1.41         $.93        $1.02         $.88         $.92          $.88
---------------------------------------- ------------- ------------ ------------ ------------ ------------ --------- -------------

Total revenues less property operating and
general & administrative expenses ("NOI")   $3.47        $3.89        $3.69        $3.64        $3.40        $3.47         $3.40
---------------------------------------- ------------- ------------ ------------ ------------ ------------ --------- -------------

(1) Includes the nine centers from the Charter Oak portfolio acquired on December 19, 2003 of which Tanger owns a one-third interest through a joint venture arrangement.
(2) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement.
(3) Represents GLA of wholly owned and partially owned consolidated operating properties weighted by months of operation. GLA is not adjusted for fluctuations in occupancy that may occur subsequent to the original opening date. Excludes GLA of properties for which their results are included in discontinued operations.

Unconsolidated Joint Venture Information -

Summary Balance Sheets (dollars in thousands)
                                                                                                                        Tanger's
                                                                                                                      Share as of
                                                      03/31/05     12/31/04       9/30/04      6/30/04     3/31/04     03/31/05(1)
------------------------------------------------- -------------- ------------ ------------ ------------ ------------ --------------
Assets
   Investment properties at cost - net                  $67,399      $69,865      $68,615      $69,955      $67,051        $29,256
   Cash and cash equivalents                              4,319        2,449        2,184        1,381        2,078          1,716
   Deferred charges - net                                 1,305        1,973        2,076        1,535        1,596            652
   Other assets                                           3,869        2,826        3,168        3,879        3,334          1,554
------------------------------------------------- -------------- ------------ ------------ ------------ ------------ --------------
Total assets                                            $76,892      $77,113      $76,043      $76,750      $74,059        $33,178
------------------------------------------------- -------------- ------------ ------------ ------------ ------------ --------------

Liabilities & Owners' Equity
    Mortgage payable                                    $60,254      $59,708      $59,233      $57,156      $54,811        $25,925
    Construction trade payables                             426          578        1,328        3,090        2,501            213
    Accounts payable & other liabilities                    828          702          730          508          603            392
------------------------------------------------- -------------- ------------ ------------ ------------ ------------ --------------
Total liabilities                                        61,508       60,988       61,291       60,754       57,915         26,530
Owners' equity                                           15,384       16,125       14,752       15,996       16,144          6,648
------------------------------------------------- -------------- ------------ ------------ ------------ ------------ --------------
Total liabilities & owners' equity                      $76,892      $77,113      $76,043      $76,750      $74,059        $33,178
------------------------------------------------- -------------- ------------ ------------ ------------ ------------ --------------

(1) Tanger's portion of investment properties at cost - net, includes $8.9 million associated with a development property that generates net income considered incidental to its intended future operation as an outlet center. As such, the net income generated from this property is recorded as a reduction to the carrying value of the property and is therefore not included in the summary statement of operations below.


Summary Statements of Operations (dollars in thousands)
                                                           Three Months Ended                                       YTD
                                              03/05        12/04        09/04        06/04        03/04       03/05         03/04
--------------------------------------- ------------- ------------ ------------ ------------ ------------- ------------ ------------
Revenues                                      $2,511       $2,557       $2,682       $2,507        $2,075       $2,511       $2,075
--------------------------------------- ------------- ------------ ------------ ------------ ------------- ------------ ------------
Expenses
   Property operating                            974          900          918          946           775          974          775
   General & administrative                       --           10            8           12             1           --            1
   Depreciation & amortization                   767          765          723          631           623          767          623
--------------------------------------- ------------- ------------ ------------ ------------ ------------- ------------ ------------
     Total expenses                            1,741        1,675        1,649        1,589         1,399        1,741        1,399
--------------------------------------- ------------- ------------ ------------ ------------ ------------- ------------ ------------
Operating income                                 770          882        1,033          918           676          770          676
   Interest expense                              417          401          346          405           380          417          380
--------------------------------------- ------------- ------------ ------------ ------------ ------------- ------------ ------------
Net income                                      $353         $481         $687         $513          $296         $353         $296
--------------------------------------- ------------- ------------ ------------ ------------ ------------- ------------ ------------

Tanger's share of:
--------------------------------------- ------------- ------------ ------------ ------------ ------------- ------------ ------------
     Total revenues less property
     operating and general &
     administrative expenses ("NOI")            $769         $824         $878         $774          $650         $769         $650
     Net income                                 $191         $244         $359         $274          $165         $191         $165
     Depreciation (real estate related)         $369         $379         $351         $304          $300         $369         $300
--------------------------------------- ------------- ------------ ------------ ------------ ------------- ------------ ------------

Debt Outstanding Summary (dollars in thousands)

                                             As of March 31, 2005

                                                  Principal          Interest            Maturity
                                                   Balance             Rate                Date
----------------------------------------------- -------------- ---------------------- ----------------
Mortgage debt
   Lancaster, PA                                      $13,709          9.770%            04/10/05
   Commerce I, GA                                       7,153          9.125%            09/10/05
   Kittery I, ME                                       60,073          7.875%            04/01/09
   San Marcos I, TX
   West Branch, MI
   Williamsburg, IA

   San Marcos II, TX                                   18,350          7.980%            04/01/09
   Blowing Rock, NC                                     9,326          8.860%            09/01/10
   Nags Head, NC                                        6,329          8.860%            09/01/10
   Consolidated JV Debt                               182,485          6.590%            07/10/08
   Premium on Consolidated JV Debt (1)                  8,558
----------------------------------------------- -------------- ---------------------- ----------------
Total mortgage debt                                   305,983
----------------------------------------------- -------------- ---------------------- ----------------

Corporate debt
   Unsecured term loan                                 53,500       Libor + 1.45%        03/26/06
   Unsecured credit facilities                         33,455       Libor + 1.40%        06/30/07
   2001 Senior unsecured notes                        100,000          9.125%            02/15/08
----------------------------------------------- -------------- ---------------------- ----------------
Total corporate debt                                  186,955
----------------------------------------------- -------------- ---------------------- ----------------
Total debt                                           $492,938
----------------------------------------------- -------------- ---------------------- ----------------

(1) Represents a premium on mortgage debt with an imputed interest rate of 4.97% assumed in the Charter Oak acquisition joint venture, which is consolidated on Tanger's balance sheet.

Future Scheduled Principal Payments (dollars in thousands)

                          As of March 31, 2005

                                   Scheduled                            Total
                                 Amoritzation        Balloon          Scheduled
        Year                       Payments          Payments         Payments
---------------------- ---------------------- ----------------- ---------------
2005                                   4,270            20,577          24,847
2006                                   5,715            53,500          59,215
2007                                   6,140            33,455          39,595
2008                                   4,872           270,351         275,223
2009                                     967            70,474          71,441
2010                                     181            13,878          14,059
2011                                      --                --              --
2012                                      --                --              --
2013                                      --                --              --
2014
---------------------- ---------------------- ----------------- ---------------
2015 & thereafter                         --                --              --
---------------------- ---------------------- ----------------- ---------------
                                     $22,145          $462,235        $484,380

  Premium on Consolidated JV Debt (1)                                    8,558
---------------------------------------------- ----------------- ---------------
                                                                      $492,938
---------------------- ----------------------- ----------------- ---------------

(1)  Represents  a  premium  on  mortgage   debt  assumed  in  the  Charter  Oak
     acquisition joint venture, which is consolidated on Tanger's balance sheet.

Investor Information


Tanger Outlet Centers welcomes any questions or comments from shareholders, analysts, investment managers, media and prospective investors. Please address all inquiries to our Investor Relations Department.


Tanger Factory Outlet Centers, Inc.
Investor Relations
Phone:  (336) 292-3010 ext 6825
Fax:      (336) 297-0931
e-mail:   tangermail@tangeroutlet.com
          ---------------------------
Mail:     Tanger Factory Outlet Centers, Inc.
          3200 Northline Avenue
          Suite 360
          Greensboro, NC  27408